Exhibit 10.4

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment Agreement”) is executed as of February 27, 2012 (the “Closing Date”) by and among Night Culture, Inc., a Texas corporation (“Assignor”), NightCulture, Inc., a Nevada corporation (formerly known as XXX Acquisition Corp.) (“Assignee”), Calm Seas Capital, LLC, a Nevada limited liability company (the “Investor”) and the other independent, participating investors named on the signature pages hereto (collectively, the “Other Investors”).

RECITALS:

A.  On March 8, 2011, Assignor entered into a Memorandum of Understanding with the Investor (the “Initial MOU”), a copy of which is annexed hereto as Exhibit 1, which was supplemented by a Memorandum of Understanding that Assignor and the Investor entered into on June 13, 2011 (the “Supplemental MOU”; and together with the Initial MOU, the “MOU”), a copy of which is annexed hereto as Exhibit 2, pursuant to which the Investor agreed to providing financing to Assignor in the form of (i) a bridge investment of at least $200,000, (ii) advances for the payment of legal fees and costs in acquiring the Assignee in a shell merger transaction and establishing a trading market for the Assignees common stock and (iii) an equity line of credit in the amount of $1,000,000 (the “Equity Line”).

B.  Pursuant to the MOU, Investor and the Other Investors have already purchased from Assignor an aggregate of $480,818 in principal amount of two year convertible debentures (the “Debentures”), which are listed on Schedule I hereto, along with warrants exercisable for an aggregate of 24,040,900 shares of Assignor’s common stock (the “Warrants”), which are listed on Schedule I hereto.

D.  The Investor and the Other Investors desire that the Investor effect the Equity Line through Assignee, which is a public company that has its common stock registered under the Securities Exchange Act of 1934 and such stock is eligible for quotation on the OTC Bulletin Board.

NOW, THEREFORE, subject to the mutual covenants and agreements set forth below in the Assignment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee, the Investor and the Other Investors agree as follows:

1.  Assignment.  Assignor hereby assigns and transfers all of its right, title and interest in and to the Debentures, Warrants and the MOU (including, without limitation, the Equity Line) to Assignee.

2.  Assumption.  Assignee hereby assumes all of the obligations and liabilities of the Assignor pursuant to the Debentures, Warrants and the MOU (including, without limitation, the Equity Line) and agrees to pay, perform and discharge, when due, such obligations and liabilities under the Debentures, Warrants and the MOU.

3.  Consent to Assignment.  Each of the Investor and each Other Investor hereby consents to the assignment of the Debentures, Warrants and the MOU (including, without limitation, the Equity Line) and shall look solely to the Assignee for the payment, performance and discharge of the Debentures, Warrants and the MOU.  Each of the Investor and each Other Investor hereby releases and discharges Assignor from any and all liability in respect of the Securities.

4.  This Agreement shall be binding upon and shall inure solely to the benefit of the Assignor, Assignee, the Investor and the Other Investors and their respective successors and assigns.

5.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada, without regard to any applicable principles of conflicts of law.

6.  This Assignment Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

7.  This Assignment Agreement shall not be amended, waived or supplemented except in a writing signed by the Assignor, the Assignee, the Investor and the Other Investors.

[Signatures appear on the next page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment Agreement to be executed as of the date first written above.

ASSIGNOR:

NIGHT CULTURE, INC.

By: /s/ Michael Long
Name: Michael Long
Title: President

ASSIGNEE:

NIGHTCULTURE, INC.

By: /s/ Michael Long
Name: Michael Long
Title: Chief Executive Officer

INVESTOR:

CALM SEAS CAPITAL, LLC

By: /s/ Michael McCarthy
Name: Michael McCarthy
Title:

OTHER INVESTORS:

LFG CAPITAL CORP.

By: /s/
Name:
Title:

SPIDER INVESTMENTS, LLC

By: /s/
Name:
Title:

SCHEDULE 1 – DEBENTURES AND WARRANTS

DEBENTURES
Name of Holder	Debenture Number	Principal Amount	Due Date
Calm Seas Capital LLC	NC 2011-1	$10,000	03/08/13
Calm Seas Capital LLC	NC 2011-2	$10,000	03/08/13
Calm Seas Capital LLC	NC 2011-3	$10,000	03/08/13
Calm Seas Capital LLC	NC 2011-4	$10,000	03/08/13
Calm Seas Capital LLC	NC 2011-5	$10,000	03/08/13
Calm Seas Capital LLC	NC 2011-6	$10,000	03/08/13
Calm Seas Capital LLC	NC 2011-7	$10,000	03/08/13
Calm Seas Capital LLC	NC 2011-8	$5,000	03/08/13
Calm Seas Capital LLC	NC 2011-9	$5,000	03/09/13
Calm Seas Capital LLC	NC 2011-10	$10,000	03/09/13
Calm Seas Capital LLC	NC 2011-11	$10,000	03/09/13
Calm Seas Capital LLC	NC 2011-12	$10,000	03/09/13
Calm Seas Capital LLC	NC 2011-13	$10,000	03/09/13
Calm Seas Capital LLC	NC 2011-14	$10,000	03/09/13
Calm Seas Capital LLC	NC 2011-15	$10,000	03/09/13
Calm Seas Capital LLC	NC 2011-16	$10,000	03/09/13
Calm Seas Capital LLC	NC 2011-17	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-18	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-19	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-20	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-21	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-22	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-23	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-24	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-25	$10,000	06/15/13
Calm Seas Capital LLC	NC 2011-26	$10,000	06/15/13
Spider Investments LLC	NC 2011-27	$10,000	06/14/2013
Spider Investments LLC	NC 2011-28	$10,000	06/14/2013
Spider Investments LLC	NC 2011-29	$10,000	06/14/2013
Spider Investments LLC	NC 2011-30	$10,000	06/14/2013
Spider Investments LLC	NC 2011-31	$10,000	06/14/2013
LFG Capital Corp.	NC 2011-32	$10,000	06/21/2013
LFG Capital Corp.	NC 2011-33	$10,000	06/21/2013
LFG Capital Corp.	NC 2011-34	$10,000	06/21/2013
LFG Capital Corp.	NC 2011-35	$10,000	06/21/2013
LFG Capital Corp.	NC 2011-36	$10,000	06/21/2013
Calm Seas Capital, LLC	NC 2011-37	$10,000	12/20/2013
Calm Seas Capital, LLC	NC 2011-38	$10,000	12/19/2013
Calm Seas Capital, LLC	NC 2011-39	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-40	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-41	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-42	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-43	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-44	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-45	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-46	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-47	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-48	$10,000	12/30/2013
Calm Seas Capital, LLC	NC 2011-49	$10,818	12/30/2013
	TOTAL	$480,818.00

WARRANTS
Name of Holder	Warrant Number	Warrant Shares	Expiration Date
Calm Seas Capital LLC	NC-1	500,000	12/31/14
Calm Seas Capital LLC	NC-2	500,000	12/31/14
Calm Seas Capital LLC	NC-3	500,000	12/31/14
Calm Seas Capital LLC	NC-4	500,000	12/31/14
Calm Seas Capital LLC	NC-5	500,000	12/31/14
Calm Seas Capital LLC	NC-6	500,000	12/31/14
Calm Seas Capital LLC	NC-7	500,000	12/31/14
Calm Seas Capital LLC	NC-8	250,000	12/31/14
Calm Seas Capital LLC	NC-9	250,000	12/31/14
Calm Seas Capital LLC	NC-10	500,000	12/31/14
Calm Seas Capital LLC	NC-11	500,000	12/31/14
Calm Seas Capital LLC	NC-12	500,000	12/31/14
Calm Seas Capital LLC	NC-13	500,000	12/31/14
Calm Seas Capital LLC	NC-14	500,000	12/31/14
Calm Seas Capital LLC	NC-15	500,000	12/31/14
Calm Seas Capital LLC	NC-16	500,000	12/31/14
Calm Seas Capital LLC	NC-17	500,000	12/31/14
Calm Seas Capital LLC	NC-18	500,000	12/31/14
Calm Seas Capital LLC	NC-19	500,000	12/31/14
Calm Seas Capital LLC	NC-20	500,000	12/31/14
Calm Seas Capital LLC	NC-21	500,000	12/31/14
Calm Seas Capital LLC	NC-22	500,000	12/31/14
Calm Seas Capital LLC	NC-23	500,000	12/31/14
Calm Seas Capital LLC	NC-24	500,000	12/31/14
Calm Seas Capital LLC	NC-25	500,000	12/31/14
Calm Seas Capital LLC	NC-26	500,000	12/31/14
Spider Investments LLC	NC-27	500,000	12/31/14
Spider Investments LLC	NC-28	500,000	12/31/14
Spider Investments LLC	NC-29	500,000	12/31/14
Spider Investments LLC	NC-30	500,000	12/31/14
Spider Investments LLC	NC-31	500,000	12/31/14
LFG Capital Corp.	NC-32	500,000	12/31/14
LFG Capital Corp.	NC-33	500,000	12/31/14
LFG Capital Corp.	NC-34	500,000	12/31/14
LFG Capital Corp.	NC-35	500,000	12/31/14
LFG Capital Corp.	NC-36	500,000	12/31/14
Calm Seas Capital, LLC	NC-37	500,000	12/31/14
Calm Seas Capital, LLC	NC-38	500,000	12/31/14
Calm Seas Capital, LLC	NC-39	500,000	12/31/14
Calm Seas Capital, LLC	NC-40	500,000	12/31/14
Calm Seas Capital, LLC	NC-41	500,000	12/31/14
Calm Seas Capital, LLC	NC-42	500,000	12/31/14
Calm Seas Capital, LLC	NC-43	500,000	12/31/14
Calm Seas Capital, LLC	NC-44	500,000	12/31/14
Calm Seas Capital, LLC	NC-45	500,000	12/31/14
Calm Seas Capital, LLC	NC-46	500,000	12/31/14
Calm Seas Capital, LLC	NC-47	500,000	12/31/14
Calm Seas Capital, LLC	NC-48	500,000	12/31/14
Calm Seas Capital, LLC	NC-49	540,900	12/31/14
	TOTAL	24,040,900